                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1994 94-3 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1994 to September 30, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of October, 1994.

                              GREEN TREE FINANCIAL CORP.





                              BY: /s/Robley D. Evans
                                  -----------------------------
                                   Robley D. Evans
                                   Vice President and Controller

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.60%, 7.45%, 7.80%,
                                  8.05%, 8.40%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-3
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                September, 1994

                   CUSIP#'S   393505-CJ9, CK6, CL4, CM2, CN0
                   TRUST ACCOUNT #3331944-0
                   REMITTANCE DATE: 10/17/94

                                                  Total $              Per $1,000
                                                  Amount                Original
                                                 --------             ------------

Class A Certificates
- --------------------
(1)  Amount available (including
     Monthly Servicing Fee)                   $2,597,957.57

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Interest                   303,864.20            5.15024068
         b. Class A-2 Interest                   192,458.33            6.20833323
         c. Class A-3 Interest                   130,000.00            6.50000000
         d. Class A-4 Interest                   181,125.00            6.70833333
         e. Class A-5 Remittance Rate
             (8.40%, unless Weighted Average
             Contract Rate is below 8.40%)            8.40%
         f. Class A-5 Interest                   268,338.00            7.00000000

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                   .00                   .00

     (4) Remaining:
         a. Unpaid Class A Interest
            Shortfall                                   .00                   .00

B.   Principal
     (5) Formula Principal Distribution
         Amount                                  919,592.53                   N/A
         a. Scheduled Principal                  436,497.01                   N/A
         b. Principal Prepayments                467,805.15                   N/A
         c. Liquidated Contracts                  12,290.37                   N/A
         d. Repurchases                                 .00                   N/A

     (6) Pool Scheduled Principal
           Balance                           192,333,205.17          976.28709171
    (6a) Pool Factor                              .97628709

     (7) Unpaid Class A Principal Shortfall
         (if any) following prior Remittance
         date                                           .00

     (8) Class A Percentage for such Remittance
         Date (Until Class B Cross-Over Date,
         and on each Remittance Date thereafter
         unless each Class B Principal
         Distribution Test is satisfied, equals
         Class A Principal Balance divided by
         pool Scheduled Principal Balance)            88.79%


                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.60%, 7.45%, 7.80%,
                                  8.05%, 8.40%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-3
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                September, 1994


                   CUSIP#'S  393505-CJ9, CK6, CL4, CM2, CN0
                   TRUST ACCOUNT #3331944-0
                   REMITTANCE DATE: 10/17/94


                                                               Total $              Per $1,000
                                                                Amount               Original
                                                              ----------          --------------
     (9) Class A Percentage for the following
         Remittance Date                                           88.73%

    (10) Class A Principal Distribution:
         a. Class A-1                                         919,592.53            15.58631407
         b. Class A-2                                                .00                    .00
         c. Class A-3                                                .00                    .00
         d. Class A-4                                                .00                    .00
         e. Class A-5                                                .00                    .00

    (11) Class A-1 Principal Balance                       54,328,444.17           920.82108763
   (11a) Class A-1 Pool Factor                                 .92082109

    (12) Class A-2 Principal Balance                       31,000,000.00           1000.0000000
   (12a) Class A-2 Pool Factor                                1.00000000

    (13) Class A-3 Principal Balance                       20,000,000.00           1000.0000000
   (13a) Class A-3 Pool Factor                                1.00000000

    (14) Class A-4 Principal Balance                       27,000,000.00           1000.0000000
   (14a) Class A-4 Pool Factor                                1.00000000

    (15) Class A-5 Principal Balance                       38,334,000.00           1000.0000000
   (15a) Class A-5 Pool Factor                                1.00000000

    (16) Unpaid Class A Principal Shortfall
         (if any) following current Remittance
         Date                                                       .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

    (17) 31-59 days                                        1,035,964.02                      45

    (18) 60 days or more                                     290,123.37                      12

    (19) Current Month Repossessions                          20,137.67                       1

    (20) Repossession Inventory                               83,999.63                       3

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.60%, 7.45%, 7.80%,
                                  8.05%, 8.40%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-3
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                September, 1994

                       CUSIP#'S  393505-CJ9, CK6, CL4, CM2, CN0
                       TRUST ACCOUNT #3331944-0
                       REMITTANCE DATE: 10/17/94

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in July 2000)

(21) Average Sixty-Day Delinquency Ratio Test

    (a) Sixty-Day Delinquency Ratio for current
        Remittance Date                                              .15%

    (b) Average Sixty-Day Delinquency Ratio (arithmetic
        average of ratios for this month and two preceding
        months; may not exceed 4%)                                   .09%

(22) Average Thirty-Day Delinquency Ratio Test

    (a) Thirty-Day Delinquency Ratio for current
        Remittance Date                                              .54%

    (b) Average Thirty-Day Delinquency Ratio (arithmetic
        average of ratios for this month and two preceding
        months; may not exceed 6%)                                   .35%

(23) Cumulative Realized Losses Test

    (a) Cumulative Realized Losses for the current Remittance
        Date (as a percentage of Cut-off Date Pool Principal
        Balance; may not exceed 7% from July 1, 1999 to
        June 30, 2000, 9% from July 1, 2000 to
        June 30, 2001 and 10% thereafter)                           .001%

(24) Current Realized Losses Test

    (a) Current Realized Losses for current Remittance
        Date                                                     2448.32

    (b) Current Realized Loss Ratio (total Realized Losses
        for the most recent three months, multiplied by 4,
        divided by arithmetic average of Pool Scheduled
        Principal Balances for third preceding Remittance
        and for current Remittance Date; may not exceed 2.50%)       .01%

(25) Class B Principal Balance Test

    (a) Class B Principal Balance (before any distributions
        on current Remittance Date) divided by pool Scheduled
        Principal Balance for prior Remittance date (must
        equal or exceed 22%) and the Class B Principal Balance
        as of such Remittance Date is greater than or equal
        to $3,940,095.22                                           11.21%

                                GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.30%, 8.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-3
                           CLASS B and C CERTIFICATES
                                 MONTHLY REPORT
                                September, 1994

                            CUSIP#'S 393505CP5, CQ3
                            REMITTANCE DATE: 10/17/94

                                                               Total $         Per $1,000
                                                                Amount          Original
                                                               --------        ----------
CLASS B1 CERTIFICATES
- ---------------------

 (1) Amount Available less the Class A
     Distribution Amount (including Monthly
     Servicing Fee)                                           602,579.50

 (2) Class B-1 Remittance Rate (8.30% unless
     Weighted Average Contract Rate is
     below 8.30%)                                                   8.30%

 (3) Aggregate Class B1 Interest                               61,316.25        6.91666667

 (4) Amount applied to Unpaid Class
     BI Interest Shortfall                                           .00               .00

 (5) Remaining unpaid Class B1
     Interest Shortfall                                              .00               .00

 (6) Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date                        .00

 (7) Class B Percentage for such Remittance Date
     (until Class B Cross-over Date, and on each
     Remittance Date thereafter unless each Class
     B Principal Distribution Test is satisfied,
     equals zero.  Thereafter, if each Class B
     Principal Distribution Test is satisfied,
     equals 100% minus Class A Percentage)                           .00

(7a) Class B Percentage for the following
     Remittance Date                                                 .00

 (8) Class B1 Principal (Class B Percentage of
     Formula Principal Distribution Amount)                          .00

(9a) Class B1 Principal Shortfall                                    .00

(9b) Unpaid Class B1 Principal Shortfall                             .00

(10) Class B Principal Balance                             21,670,761.00

(11) Class B1 Principal Balance                             8,865,000.00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.30%, 8.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-3
                           CLASS B and C CERTIFICATES
                                 MONTHLY REPORT
                                September, 1994
                                     Page 2

                            CUSIP#'S 393505CP5, CQ3
                    REMITTANCE DATE: 10/17/94


Class B2 and C Certificates
- ---------------------------

(12) Remaining Amount Available              541,263.25

(13) Class B-2 Remittance Rate (8.65%
     unless Weighted Average Contract
     Rate is less than 8.65%)                      8.65%

(14) Aggregate Class B2 Interest              92,308.19      7.20833303

(15) Amount applied to Unpaid Class
     B2 Interest Shortfall                          .00             .00

(16) Remaining Unpaid Class B2
     Interest Shortfall                             .00             .00

(17) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date       .00

(18) Class B2 Principal Liquidation Loss Amount     .00

(19) Class B2 Principal (zero until Class B1
     paid down; thereafter, Class B Percentage
     of Formula Principal Distribution Amount)      .00

(20) Guarantee Payment                              .00

(21) Class B2 Principal Balance           12,805,761.00

(22) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive
     at Amount Available if the Company is
     not the Servicer; deducted from funds
     remaining after payment of Class A
     Distribution Amount and Class B1 and B2
     Distribution Amount; if the Company
     is the Servicer)                         80,522.00

(23) Class C Residual Payment                368,433.06

(24) Repossessed Contracts                    20,137.67

(25) Repossessed Contracts Remaining
     in Inventory                             83,999.63

(26) Weighted Average Contract Rate            10.66714

                                      GTFC
                                      94-3
                                September, 1994
                              Defaulted Contracts

                                                    Estimated
                                        Repurchase   Loss at
Account #       Principal    Interest     Amount    Sale Date
- ---------      ----------  ----------  ----------  ---------

76312456         12,290.37    81.93     12,372.30   2,448.32
                ----------   ------    ----------  ---------

                $12,290.37   $81.93    $12,372.30  $2,448.32
                ==========   ======    ==========  =========